Exhibit 11(a)

                               CONSENT OF COUNSEL
                               ------------------


         We hereby consent to the use of our name and to the references to our firm under the caption "counsel" included in and made part of Part B of Post-Effective Amendment No. 22 to the Registration Statement (No. 2-66073) on Form N-1A under Securities act of 1933, as amended, of NRM Investment Company.

                                       HENDERSON, WETHERILL, O'HEY & HORSEY


                                     By:
                                        -------------------------------------
                                        Edward Fackenthal

Dated: October 30, 1997